UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K filed December 14, 2022)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 8, 2022

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant’s Telephone Number, Including Area Code
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS::

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
{N0299527 }

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on December 14, 2022 (the “Original Form 8-K”) by DLH Holdings Corp. (“DLH” or the “Company”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, DLH acquired Grove Resource Solutions, LLC (“GRSi”) pursuant to an Equity Purchase Agreement dated December 8, 2022 (the “Purchase Agreement”) by and among DLH, GRSi, the equity holders of the Seller, and Omega D and D Corporation (the “Seller”) and the Sellers' Representative. The acquisition was completed on December 8, 2022 and GRSi became a direct, wholly-owned subsidiary of DLH on such date (the “Acquisition”). The Original Form 8-K is amended by this Amendment on Form 8-K/A to present certain financial statements of GRSi and to present certain unaudited pro forma financial information in connection with the Acquisition. GRSi’s financial statements and the unaudited pro forma information of DLH and its subsidiaries are filed as exhibits hereto. The foregoing description of the Purchase Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Original Form 8-K and incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 7.01	Regulation FD Disclosure.

In addition to the unaudited pro forma financial information filed as Exhibit 99.3 to this Current Report on Form 8-K/A, DLH has prepared, and has furnished as Exhibit 99.4 to this Current Report on Form 8-K/A, certain non-GAAP financial information to present the unaudited pro-forma EBITDA of DLH for the fiscal year ended September 30, 2022 as if its acquisition of GRSi was consummated on October 1, 2021. A reconciliation of the non-GAAP pro-forma financial information included in Exhibit 99.4 to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles (GAAP) is also included in Exhibit 99.4. DLH uses EBITDA as supplemental measures of its performance. Management believes this information may be informative to investors in evaluating the Company’s ongoing operating and financial results, identifying trends, and understanding how such results compare with its historical performance. It is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should only be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The information in Item 7.01 of this Current Form 8-K/A and Exhibit 99.4 attached hereto is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.4 shall only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)                                Financial Statements of Businesses Acquired

The audited balance sheets of Grove Resource Solutions, Inc. as of December 31, 2021 and 2020, and the related statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 2021 and 2020, the notes to the financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheet of Grove Resource Solutions, Inc. as of September 30, 2022 and the related unaudited statements of income, changes in stockholders' equity and cash flows for the nine month periods ended September 30, 2022 and 2021, and the notes to the unaudited financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)                                Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of September 30, 2022 and the unaudited pro forma condensed combined statement of operations of DLH
Holdings Corp. and its subsidiaries for the year ended September 30, 2022, giving effect to the acquisition of GRSi are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

23.1	Consent of CohnReznick, LLP.

99.1
Audited balance sheets of Grove Resource Solutions, Inc. as of December 31, 2021 and 2020 and the related statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 2021 and 2020, the notes to the financial statements and the independent auditor’s report.

99.2	Unaudited financial statements of Grove Resource Solutions, Inc. as of September 30, 2022 and for the nine months ended September 30, 2022 and September 30, 2021.

99.3
Unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of September 30, 2022 and the unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the year ended September 30, 2022 giving effect to the acquisition of Grove Resource Solutions, LLC.

99.4	Unaudited pro forma presentation of EBITDA and non-GAAP financial measures*

104	Cover Page Interactive Data File (embedded within Online XBRL document)

* Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: February 23, 2023

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